Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of 111, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on April 29, 2025, as amended by Amendment No. 1 thereto (the “Report”), I, Junling Liu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2025

By:	/s/ Junling Liu
	Name:	Junling Liu
	Title:	Chief Executive Officer

CEO’s Section 906 Certification